SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 1998
                                                           -------------

                             PYR Energy Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                   0-20879                   95-4580642
            --------                   -------                   ----------
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                Number)               Identification No.)

                1675 Broadway, Suite 1150, Denver, Colorado 80202
                -------------------------------------------------
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 825-3748
                                                            -------------

Item 5. Other Events.

     The Registrant has modified its outstanding warrants (the "Class B Warrants") to purchase shares of its common stock by reducing the exercise price of the warrants from $1.75 per share to $.85 per share and by extending the expiration date of the Class B Warrants from June 30, 1998 to July 31, 1998. There are two million forty seven thousand five hundred Class B Warrants outstanding.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 8, 1998                          PYR ENERGY CORPORATION


                                             By:  /s/ Andrew P. Calerich
                                                  ------------------------------
                                                  Andrew P. Calerich
                                                  Chief Financial Officer

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